Exhibit 10.3

THIRD AMENDMENT

TO

CREDIT AGREEMENT (24-MONTH)

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (24-MONTH) (this “Amendment”) is dated as of July 19, 2004, by and between EPICOR SOFTWARE CORPORATION, a Delaware corporation, as Borrower, and KEYBANK NATIONAL ASSOCIATION, as Lender.

RECITALS

A. Lender and Borrower are parties to a Credit Agreement (24-Month) dated as of January 28, 2004, as amended by that certain First Amendment to Credit Agreement (24-Month) and Note dated May 26, 2004, and that certain Second Amendment to Credit Agreement (24-Month) dated as of June 29, 2004 (collectively, the “Credit Agreement”). This Amendment supersedes and replaces the Second Amendment referred to above.

B. Borrower has requested, and Lender has agreed subject to satisfaction of the conditions set forth herein, to modify the Credit Agreement to amend the Minimum Fixed Charge Coverage Ratio for each fiscal quarter commencing with the quarter ending June 30, 2004 through the fiscal quarter ending March 31, 2005.

C. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

AMENDMENT TO CREDIT AGREEMENT

This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

1.1 Subparagraph (d) of Section 7.12 (Financial Covenants) of the Credit Agreement is amended to allow the Minimum Fixed Charge Coverage Ratio, as determined on the last day of each fiscal quarter commencing with the quarter ending June 30, 2004 through the fiscal quarter ending March 31, 2005, to be not less than 3.00 to 1.00. Thereafter, the Fixed Charge Coverage Ratio, determined as of the last day of any fiscal quarter, shall be not less than 3.50 to 1.00.

1.2 Section 7.12 (d) of Schedule 2 to the Compliance Certificate attached as Exhibit “B” to the Credit Agreement is amended to allow the Total Fixed Charge Coverage Ratio at the end of each fiscal quarter commencing with the quarter ending June 30, 2004 through the fiscal quarter ending March 31, 2005, to be not less than 3.00 to 1.00. Thereafter, the Total Fixed Coverage Ratio shall be not less than 3.50 to 1.00.

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ARTICLE 2

CONDITIONS TO EFFECTIVENESS OF AMENDMENT

2.1 The effectiveness of this Amendment is subject to the fulfillment to the satisfaction of Lender, in its sole discretion, of the following conditions precedent:

(a) Borrower shall have executed and delivered to Lender this Amendment;

(b) Lender shall have received appropriate authorization documents, including borrowing resolutions and certificates of incumbency, confirming to its satisfaction that all necessary corporate and organizational actions have been taken to authorize Borrower to enter into this Amendment; and

(c) Lender shall have received such other documents, instruments or agreements as Lender may require to effectuate the intents and purposes of this Amendment.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Lender that:

3.1 After giving effect to the amendment of the Credit Agreement pursuant to this Amendment and the consummation of the transactions contemplated hereby (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all respects as if made on the date hereof (with references to the Credit Agreement being deemed to include this Amendment), and (ii) there exists no Event of Default under the Credit Agreement after giving effect to this Amendment.

3.2 Borrower has full corporate power and authority to execute and deliver this Amendment, and to perform the obligations of its part to be performed under the Credit Agreement as amended hereby. Borrower has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment. No consent or approval of any person, no consent or approval of any landlord or mortgagee, no waiver of any lien or similar right and no consent, license, approval or authorization of any governmental authority or agency is or will be required in connection with the execution or delivery by Borrower of this Amendment or the performance by Borrower of the Credit Agreement as amended hereby.

3.3 This Amendment and the Credit Agreement as amended hereby are, or upon delivery thereof to Lender will be, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

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ARTICLE 4

MISCELLANEOUS

4.1 The Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4.2 Borrower agrees to pay Lender on demand for all reasonable expenses, including reasonable fees and costs of attorneys, incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished hereunder.

4.3 This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth in the preamble hereto.

EPICOR SOFTWARE CORPORATION, a Delaware corporation, as Borrower

By:	/S/ MICHAEL A. PIRAINO
Name:	Michael A. Piraino
Title	Chief Financial Officer and Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ ROBERT W. BOSWELL
Name:	Robert W. Boswell
Title	Vice President

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OFFICER’S CERTIFICATE

Reference is made to that certain Third Amendment to Credit Agreement (24-Month) (as amended, the “Credit Agreement”) dated as of July 19, 2004, amending that certain Credit Agreement, dated January 28, 2004, by and among EPICOR SOFTWARE CORPORATION, a Delaware corporation (the “Borrower”), and KEYBANK NATIONAL ASSOCIATION (the “Lender”) (all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement).

The undersigned, as a Responsible Officer of the Borrower does hereby certify as follows:

1. The representations and warranties of the Borrower contained in the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date);

2. Borrower is in compliance with all the terms and provisions of the Loan Documents to which it is a party, and no Default or Event of Default has occurred and is continuing; and

3. There has been no event or circumstance since the date of the Audited Financial Statements which has a Material Adverse Effect.

4. Borrower and its Subsidiaries on a consolidated basis held unrestricted cash (and cash equivalents) of $45,000,000 or more as of June 30, 2004.

[Signature page follows]

Borrower’s Officer’s Certificate

IN WITNESS WHEREOF, this Certificate is executed as of this 19th day of July, 2004.

EPICOR SOFTWARE CORPORATION

By:	/S/ MICHAEL A. PIRAINO
Name:	Michael A. Piraino
Title:	Chief Financial Officer and Senior Vice-President

Borrower’s Officer’s Certificate

CERTIFICATE OF CORPORATE SECRETARY OF EPICOR SOFTWARE CORPORATION

The undersigned, being the duly elected, qualified and acting Secretary of EPICOR SOFTWARE CORPORATION, a Delaware corporation (the “Company”) does hereby certify as of July 19th, 2004, pursuant to the Credit Agreement (24-Month), dated as of January 28, 2004 (as amended, the “Credit Agreement”) among the Company and KeyBank National Association (the “Lender”) (all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement), that:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the Company’s Second Restated Certificate of Incorporation, including all amendments thereto, as certified by the Secretary of State of the State of Delaware and as in full force and effect as of the date hereof;

2. Attached hereto as Exhibit B is a true, correct and complete copy of the Company’s Amended and Restated Bylaws, including all amendments thereto, as in full force and effect on the date hereof;

3. Attached hereto as Exhibit C is a true and complete copy of the resolutions adopted by the Company’s Board of Directors relating to the authorization, execution, delivery and performance of the Second Amendment to the Credit Agreement and the documents related thereto, and such resolutions have not been amended, annulled, rescinded or revoked and remain in full force and effect on the date hereof; and

4. Each of the persons listed on Annex A hereto has been duly elected or appointed to the office in the Company set forth opposite his respective name and that the signature appearing opposite each name is his true and genuine signature.

[Signature page follows]

Borrower’s Certificate of Secretary

IN WITNESS WHEREOF, this Certificate is executed as of this 19th day of July, 2004.

/S/ JOHN D. IRELAND
Name:	John D. Ireland
Title:	Secretary

I, Michael A. Piraino, the Chief Financial Officer and Senior Vice-President of the Company, do hereby certify that John D. Ireland is the Secretary of the Company, and the signature appearing opposite his name is his true and genuine signature.

IN WITNESS WHEREOF, I have executed this Certificate as of this 19th day of July, 2004.

/S/ MICHAEL A. PIRAINO
Name:	Michael A. Piraino
Title:	Chief Financial Officer and Senior Vice President

Borrower’s Certificate of Secretary

EXHIBIT A

SECOND RESTATED CERTIFICATE OF INCORPORATION

Borrower’s Certificate of Secretary

EXHIBIT B

AMENDED AND RESTATED BYLAWS

Borrower’s Certificate of Secretary

EXHIBIT C

RESOLUTIONS

Borrower’s Certificate of Secretary

ANNEX A

Name	Office	Signature

L. George Klaus	Chief Executive Officer, President and Chairman	/S/ L. GEORGE KLAUS

Michael A. Piraino	Chief Financial Officer and Senior Vice-President	/S/ MICHAEL A. PIRAINO

John D. Ireland	Secretary	/S/ JOHN D. IRELAND

Borrower’s Certificate of Secretary